Supplement to the
Fidelity® Select Portfolios®
Natural Gas Portfolio
April 29, 2019
Summary Prospectus

Effective on or about January 1, 2020, the following information replaces similar information for Natural Gas Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Peter Belisle (co-manager) has managed the fund since January 2020.

Ben Shuleva (co-manager) has managed the fund since October 2017.

It is expected that Mr. Shuleva will transition off of the fund effective on or about June 30, 2020. At that time, Mr. Belisle will assume sole portfolio manager responsibilities for the fund.

GAS-SUM-19-01 1.9881354.104	December 24, 2019